Benefit Plans - Share Information for the ESOP (Details) - USD ($)	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018
Benefit Plans
Allocated shares at beginning of the year	416,982	407,268
Shares released for allocation during the year	23,635	23,635
Net shares distributed due to retirement/diversification	(52,841)	(61,192)
Unearned shares	23,635	47,271
Total ESOP shares	411,411	416,982
Fair value of unearned shares at December 31st	$ 338,000	$ 539,000